UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

NANOVIRICIDES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36081	76-0674577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Controls Drive Shelton, Connecticut 06484
(Address of principal executive offices)

(203) 937-6137
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2019, NanoViricides, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with certain institutional investors (the “Purchasers”), for a registered direct offering (the “Offering”) of 6,944,446 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the purchase price of $0.36 per share.

The offer and sale of the Securities in the registered direct offering is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3, as amended (File No. 333-216345), which became effective on April 25, 2017. Pursuant to Rule 424(b) under the Securities Act, the Company has filed a prospectus supplement in connection with such offering.

In a concurrent private placement, the Purchasers will also receive warrants (the “Warrants”) to purchase up to 6,944,446 shares of Common Stock. The Warrants have an exercise price of $0.61 per share, shall be exercisable on the six month anniversary of issuance and will expire five (5) years thereafter. The Warrants are exercisable for cash or, solely in the absence of an effective registration statement or prospectus, by cashless exercise.

The exercise price of the Warrants is subject to adjustment in the case of customary events such as stock dividends or other distributions on shares of common stock or any other equity or equity equivalent securities payable in shares of common stock, stock splits, stock combinations, reclassifications or similar events affecting our Common Stock, and also, subject to limitations, upon any distribution of assets, including cash, stock or other property to our stockholders. The exercise of the Warrants is subject to certain beneficial ownership and other limitations set forth in the Warrants. The Company will receive proceeds from the concurrent private placement transaction solely to the extent the Warrants are exercised for cash.

In connection with the Offering and the concurrent private placement, the Company engaged Chardan Capital Markets, LLC (the “Placement Agent”) to act as its exclusive placement agent. The Company agreed to pay the Placement Agent a cash placement fee equal to 5% of the aggregate purchase price for the common stock sold in the offering, plus $25,000 in legal fees.

The foregoing is only a summary of the material terms of the documents related to the Offering. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the Warrants is qualified in its entirety by reference to the Common Stock Purchase Warrant, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the agreement with the Placement Agent is qualified in its entirety by reference to the Engagement Agreement dated February 27, 2019 (the “Engagement Agreement”) with Chardan Capital Markets, LLC which is filed as Exhibit 10.3 to this Current Report on Form 8-K which is incorporated herein by reference.

On February 27, 2019, the Company issued a press release announcing the registered offering and the concurrent private placement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The issuance of the Warrants by the Company under the Purchase Agreement and the shares of Common Stock issuable upon exercise of the Warrants is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement dated February 27, 2019 by and between NanoViricides, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Placement Agent Agreement, dated February 27, 2019, by and between NanoViricides. and Chardan Capital Markets, LLC

99.1	Press Release dated February 27, 2019

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: March 1, 2019	By:	/s/ Anil Diwan
Name: Anil Diwan
Title: Chairman, President

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement dated February 27, 2019 by and between NanoViricides, Inc. and certain purchasers

10.2	Form of Common Stock Purchase Warrant

10.3	Placement Agent Agreement, dated February 27, 2019, by and between NanoViricides. and Chardan Capital Markets, LLC

99.1	Press Release dated February 27, 2019